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                          VAN KAMPEN AMERICAN CAPITAL
                             LIFE INVESTMENT TRUST
                              ENTERPRISE PORTFOLIO
      SUPPLEMENT DATED MAY 12, 1998 TO THE PROSPECTUS DATED APRIL 30, 1998

    The paragraph under the section of the Prospectus entitled "INVESTMENT ADVISORY SERVICES -- PORTFOLIO MANAGEMENT" relating to the Enterprise Portfolio is hereby amended and restated as follows:

    The Enterprise Portfolio is managed by a management team headed by Jeff New. Mr. New has been primarily responsible for managing the Enterprise Portfolio's investment portfolio since March 1996. Mr. New has been Senior Vice President and Portfolio Manager of the Adviser and Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp.") since December 1997. Prior to December 1997, Mr. New was Vice President and Portfolio Manager of the Adviser and Advisory Corp. Prior to June 1994, Mr. New was Associate Portfolio Manager of the Adviser. Michael Davis as co-manager, is responsible for the day-to-day management of the Fund's investment portfolio. Mr. Davis has been Vice President and Portfolio Manager of the Adviser and Advisory Corp. since March 1998. Mr. Davis has been an investment professional since 1983 and prior to March 1998 was the owner of Davis Equity, a stock research company.